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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2005

                            MUELLER INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    1-6770                  25-0790410
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 (State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

         8285 Tournament Drive Suite 150
               Memphis, Tennessee                                38125
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   (Address of principal executive offices)                     Zip Code

       Registrant's telephone number, including area code: (901) 753-3200

     Registrant's Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

     On December 12, 2005 the Registrant issued a press release announcing its establishment of a joint venture to manufacture copper tube in China. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

     99.1   Press release, dated December 12, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MUELLER INDUSTRIES, INC.

Dated: December 12, 2005                      By:    /s/ Richard W. Corman
                                                     ---------------------------
                                              Name:  Richard W. Corman
                                              Title: Vice President - Controller

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                                  Exhibit Index

Exhibit No.    Description
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   99.1        Press release, dated December 12, 2005.

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